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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        FEBRUARY 18, 1999
                                                         -----------------



                    COMMODORE SEPARATION TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)





    DELAWARE                              0-22291                 11-3299195
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    (State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation)                  File Number)          Identification No.)


    3240 TOWN POINT DRIVE, SUITE 200
    KENNESAW, GEORGIA                                                30144
    --------------------------------                               ----------
    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (770) 422-1518
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         (Former Name or Former Address, if Changed Since Last Report)



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                           CURRENT REPORT ON FORM 8-K

                     COMMODORE SEPARATION TECHNOLOGIES, INC.

                                FEBRUARY 18, 1999


ITEM 5.  OTHER EVENTS.
         ------------

         Commodore Separation Technologies, Inc., a Delaware corporation ("Separation"), announced that it received notice on February 18, 1999 from a Nasdaq Listing Qualifications Panel (the "Panel") that the Panel has determined to delist Separation's common stock, par value $0.001 per share, convertible redeemable preferred stock, par value $0.001 per share, and redeemable Common Stock purchase warrants from The Nasdaq SmallCap Market, effective with the close of business on February 18, 1999. In its notice to Separation, which Separation received after the close of business on February 18, 1999, the Panel noted that Separation has failed to comply with the market makers (warrants), bid price and market value of public float requirements as set forth in Nasdaq Marketplace Rules 4310(c)(1), 4310(c)(4) and 4310(c)(7) for a significant period of time.

         The Panel informed Separation that its securities may immediately be eligible to trade on the OTC Bulletin Board, and Separation is taking all necessary and appropriate steps to qualify its common stock, public preferred stock and public warrants for quotation on the OTC Bulletin Board.

         The Panel also informed Separation that it may submit a written request, within 15 days from February 18, 1999, to the Nasdaq Listing and Hearing Review Counsel to review the decision rendered by the Panel. Separation is currently evaluating its options in this regard.

         The foregoing is qualified in its entirety by reference to the press release, dated February 19, 1999, issued by Separation and filed herewith as
EXHIBIT 99.1.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  ------------------------------------------

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  --------------------------------

                  Not Applicable.

         (c)      EXHIBITS.
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EXHIBIT NO.                DESCRIPTION
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99.1              Press Release, dated February 19, 1999.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COMMODORE SEPARATION TECHNOLOGIES, INC.



Date:  February 19, 1999            By: /s/ JAMES M. DEANGELIS
                                       -----------------------
                                       James M. DeAngelis
                                       Vice President--Sales & Marketing













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                                  EXHIBIT INDEX
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EXHIBIT NO.                DESCRIPTION
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99.1              Press Release, dated February 19, 1999.